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                                   SUPPLEMENT
                              DATED AUGUST 18, 2006
               TO THE CLASS Y SHARES PROSPECTUS (THE "PROSPECTUS") FOR THE HARTFORD MUTUAL FUNDS, DATED MARCH 1, 2006

This supplement amends the Prospectus of the Hartford Mutual Funds dated March 1, 2006. The Prospectus is revised as follows:

THE HARTFORD SELECT MIDCAP GROWTH FUND

Under the heading "The Hartford Select MidCap Growth Fund" on page 83 of the Prospectus, the following paragraphs are inserted before the first full paragraph:

SHAREHOLDER MEETING At a meeting held on August 1-2, 2006, the Board of Directors of The Hartford Mutual Funds, Inc. unanimously approved on behalf of The Hartford Select MidCap Growth Fund (the "Fund"), a sub-advisory agreement (the "Agreement") between Hartford Investment Financial Services, LLC, the Fund's investment adviser, and Hartford Investment Management Company ("Hartford Investment Management"), pursuant to which Hartford Investment Management would serve as sole sub-adviser to the Fund and manage the Fund's assets. Because Hartford Investment Management is an affiliate of the Fund's investment adviser, the Agreement will not take effect unless approved by shareholders of the Fund. The Board also approved the termination of the Fund's sub-advisory agreements with Chartwell Investment Partners, L.P., Goldman Sachs Asset Management, L.P. and Northern Capital Management, LLC, the current sub-advisers to the Fund, subject to the approval of the Agreement by shareholders.

At the meeting, the Board of Directors also approved the solicitation of proxies from Fund shareholders, and called a Special Meeting of Shareholders of the Fund (the "Meeting") to take place on or about November 16, 2006, for the purpose of seeking approval of the proposed Agreement.

A proxy statement containing detailed information concerning the proposal under consideration is expected to be mailed to Fund shareholders in August 2006, and may be obtained at that time by contacting the Hartford Mutual Funds at 500 Bielenberg Drive, Woodbury, Minnesota 55125-4401.

THE HARTFORD SELECT MIDCAP VALUE FUND

Under the heading "The Hartford Select MidCap Value Fund" on page 86 of the Prospectus, the following paragraphs are inserted before the first full paragraph:

SHAREHOLDER MEETING At a meeting held on August 1-2, 2006, the Board of Directors of The Hartford Mutual Funds, Inc. unanimously approved on behalf of The Hartford Select MidCap Value Fund (the "Fund"), a sub-advisory agreement (the "Agreement") between Hartford Investment Financial Services, LLC, the Fund's investment adviser, and Hartford Investment Management Company ("Hartford Investment Management"), pursuant to which Hartford Investment Management would serve as sole sub-adviser to the Fund and manage the Fund's assets. Because Hartford Investment Management is an

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affiliate of the Fund's investment adviser, the Agreement will not take effect unless approved by shareholders of the Fund. The Board also approved the termination of the Fund's sub-advisory agreements with Artisan Partners Limited Partnership, Cramer Rosenthal McGlynn, LLC and Sterling Capital Management LLC, the current sub-advisers to the Fund, subject to the approval of the Agreement by shareholders.

At the meeting, the Board of Directors also approved the solicitation of proxies from Fund shareholders, and called a Special Meeting of Shareholders of the Fund (the "Meeting") to take place on or about November 16, 2006, for the purpose of seeking approval of the proposed Agreement.

A proxy statement containing detailed information concerning the proposal under consideration is expected to be mailed to Fund shareholders in August 2006, and may be obtained at that time by contacting the Hartford Mutual Funds at 500 Bielenberg Drive, Woodbury, Minnesota 55125-4401.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

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